Condensed Consolidated Interim Statements of Financial Position (Parenthetical) - Galaxy Digital Holdings, LP - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Digital intangible asset, fair value	$ 1,997,400	$ 694,900
Due from related parties	55,279	60,929
Fair value	745,500	651,400
Due to related parties	281,531	140,376
Related Party
Due from related parties	4,200	1,600
Due to related parties	$ 96,900	$ 66,900